SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

XPO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	6831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

XPO Logistics, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”) on May 19, 2015. At the 2015 Annual Meeting, the stockholders approved an amendment of Article VII of the Company's Amended and Restated Certificate of Incorporation (as amended, the “Certificate”) to declassify the Board of Directors and to provide for the annual election of directors. The amendment to the Certificate is more fully described in the Company’s definitive proxy statement filed on April 8, 2015 with the Securities and Exchange Commission in connection with the 2015 Annual Meeting (the “Proxy Statement”). The full text of the amendment to the Certificate is attached as Exhibit 3.1 and is incorporated herein by reference.

The amendment to the Certificate became effective upon the Company’s filing of the Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on May 20, 2015.

In connection with the amendment to the Certificate, the Company also adopted amendments to its 2nd amended and restated bylaws (the “Bylaws”) to eliminate the provisions pertaining to the classified structure of the board of directors, to adopt a majority voting election standard for uncontested elections of directors, to require incumbent directors not elected by a majority vote to tender their resignations, and to provide for a procedure for the evaluation of such resignations. The amendments to the Bylaws are more fully described in the Company’s Proxy Statement and were adopted by the Company’s Board of Directors on March 25, 2015 subject to stockholder approval of the amendment to the Certificate described above. The full text of the amendments to the Bylaws is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The 2015 Annual Meeting was held on May 19, 2015.

(b)    At the 2015 Annual Meeting, the stockholders elected each of the Company’s nominees for director; adopted an amendment to the Certificate to declassify the Company’s board of directors and allow for annual election of all directors; ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and approved the advisory vote on the Company’s executive compensation.

1.    Election of Directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

James J. Martell	72,660,756	1,046,677	N/A	7,638,751
Jason D. Papastavrou	72,416,567	1,290,865	N/A	7,638,751

2.    Amendment to the Company’s certificate of incorporation:

Votes For	72,902,619
Votes Against	747,736
Abstentions	57,078
Broker Non-Votes	7,638,751

3.    Ratification of the Appointment of KPMG LLP:

Votes For	81,222,802
Votes Against	66,647
Abstentions	56,915

4.    Advisory Vote on Executive Compensation:

Votes For	70,467,080
Votes Against	2,858,361
Abstentions	381,992
Broker Non-Votes	7,638,751

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

3.1    Certificate of Amendment to Amended and Restated Certificate of Incorporation of XPO Logistics, Inc.

3.2    Text of Amendments to the 2nd Amended and Restated Bylaws of XPO Logistics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 20, 2015	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

3.1     Certificate of Amendment to Amended and Restated Certificate of Incorporation of XPO Logistics, Inc.

3.2    Text of Amendments to the 2nd Amended and Restated Bylaws of XPO Logistics, Inc.